EQ ADVISORS TRUSTSM

Multimanager Technology Portfolio

SUPPLEMENT DATED MAY 26, 2022, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective May 27, 2022, the investment sub-advisory agreement between Equitable Investment Management Group, LLC and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) with respect to an Active Allocated Portion of the Multimanager Technology Portfolio (the “Portfolio”) will be terminated. All references to and information about AllianzGI U.S. in the Summary Prospectus, Prospectus and SAI is deleted in its entirety as of that date.

On May 17, 2022, it was announced that AllianzGI U.S. had settled certain government charges about matters unrelated to the Portfolio. As a result of the settlement, AllianzGI U.S. will not be allowed to manage U.S. registered funds after a transition period.

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